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PBHG Growth II Portfolio

PBHG Technology &
Communications Portfolio

PBHG Select 20 Portfolio

PBHG Large Cap Value Portfolio

PBHG Small Cap Value Portfolio


PBHG
INSURANCE
SERIES
FUND,
INC.

                                 ANNUAL REPORT
                               DECEMBER 31, 1997

PBHG Growth II Portfolio



Dear Shareholder:

The PBHG Insurance Series Fund, Inc. -- PBHG Growth II Portfolio ended an abbreviated first fiscal year on December 31, 1997. In its first eight months of operation, the fund generated an aggregate total return of 7.50%, compared with the benchmark Russell Mid-Cap Growth Index return of 24.13%. Performance in this initial period was buffeted by a number of factors, not all of which were market related. For example, results in the first month of the fund's existence were constrained by the high proportion of cash in the portfolio, a consequence of being in a start-up mode when large (relative to a small base) daily cash inflows can create an "under-invested" portfolio. During May, the Russell Mid-Cap Growth Index returned 8.96% while the Growth II Portfolio returned only 0.90%.

Once we reached a more fully invested position in June, we made up some lost ground and essentially performed in line with our benchmark through mid-October. Mid-Cap growth stocks were coming out of a severe relative valuation correction vis-a-vis their large capitalization brethren in the Standard & Poor's 500 Index, an adjustment which had begun in May of 1996. Now, with year-over-year earnings growth apparently slowing somewhat in the large cap, stable growth area, the attraction of smaller company growth issues was moving to the fore. Economists remained confident that real economic growth would continue at a moderate rate, and with reported rates of inflation still quite low and the Fed unwilling to follow up on its initial "pre-emptive" rate hike, the bond market extended its rally. The outlook seemed quite promising.

But surprises being what they are, the markets were caught off guard by the currency crisis in Asia. Asian currencies -- already weak -- simply collapsed, victims of inflated economies and speculation. The rush to convert holdings into U.S. dollars made it difficult to conduct cross-boarder business and called into question the ability of the area to raise capital and support its expected growth. Technology companies and a good many of our oil service companies do a significant amount of business -- both in terms of manufacturing and final sales -- in the area, and the market's retribution was swift and severe. Energy issues were further impacted by an unusually warm winter and the prospect of renewed oil sales from Iraq. Investors were relatively quick to return to the large cap "stable growth" issues which dominate the Dow Jones and S&P 500 Indexes, but the year closed with many smaller company issues languishing in uncertainty.

Looking ahead into 1998, we expect a challenging environment for equities. The uncertainty created by the "Asian Contagion" and its potential impact on our economy will not be known, indeed cannot be known, for some time. With the resultant uncertainty pervading the financial markets, we would expect volatility to continue to be a market watchword. Despite these crosscurrents, we remain committed to our individual company focus and our belief that superior relative earnings growth should eventually lead to relative stock valuation premiums. Our portfolio characteristics, with position weighted three-to-five year historic revenue and earnings growth of 26% and 41%, respectively, and latest twelve-month earnings growth of 62%, compare quite favorably with our benchmark. We believe that these characteristics will serve the Portfolio well in 1998 and beyond.

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------
PBHG GROWTH II PORTFOLIO



         THE PILGRIM BAXTER DISCIPLINE
         As part of our annual review, it seems worthwhile to review our investment philosophy. Our investment philosophy and methodology remain the same through both up and down cycles. We continue to seek out and invest in the highest quality, fastest growing companies we can find within the capitalization parameters established for the Portfolio. As long-time managers following this style, we are pleased to report that we believe there is currently no shortage of very good companies, quality management, and strong ideas in which to invest.

         We continue to find most of our investments in the technology, health care, consumer, and service sectors -- those industries in which company and stock price performance have been most remarkable over the last several years. As a result, we often find our portfolios highly concentrated in particular sectors of the market at different times. We tend to hold significant positions in industries while their growth curves are steepest -- either due to technological improvement, an under-supply of new or key industry products, or perhaps consolidation among competitors. Our companies are most often characterized by rapid unit growth and problem-solving capacity for their customers. This concentration can contribute to very favorable returns while the companies scale the growth curve and there aren't enough shares to go around Wall Street. But the ride down may be equally steep, once investors get a hint that the growth may be slowing. Our disciplined investment process identifies and drives us toward those companies whose fortunes are meeting or exceeding operating expectations, and away from those whose business opportunities are flagging.

         Our disciplined investment approach has always and will continue to strictly follow a "bottom-up" approach, i.e., focusing on individual companies -- their fundamental business characteristics and the sustainability of their growth rates. We don't make market forecasts and don't use others' "big picture" forecasts to guide our investment process. Finally, we strive to be fully invested at all times, since we believe attempting to "time" the market is also not a productive endeavor.

         In closing, we thank you for your confidence in Pilgrim Baxter & Associates, Ltd. and in the PBHG Insurance Series Fund, Inc.

         Sincerely,


         /s/ Bruce J. Muzina                           /s/ Gary L. Pilgrim
         --------------------                          -----------------------
         Bruce J. Muzina                               Gary L. Pilgrim, CFA
         Portfolio Manager                             Portfolio Manager

PBHG Growth II Portfolio
--------------------------------------------------------------------------------
                            AGGREGATE TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                                        Inception to
                                                            Date(2)
--------------------------------------------------------------------------------
PBHG Growth II Portfolio                                     7.50%
--------------------------------------------------------------------------------


          Comparison of Change in the Value of a $10,000 Investment in the PBHG Growth II Portfolio versus the Russell Mid-Cap Growth Index, the S&P 500 Index, and the Lipper Mid-Cap Funds Average


[In the printed version there appears a line chart depicted by the following plot points]

         PBHG Growth II    Russell Mid-Cap     S&P 500      Lipper Mid-Cap
          Portfolio        Growth Index(3)    Index(4)     Funds Average(5)

4/30/97     10,000             10,000          10,000          10,000
5/97        10,090             10,896          10,608          11,000
6/97        10,450             11,198          11,083          11,414
7/97        11,300             12,269          11,964          12,336
8/97        10,960             12,149          11,294          12,286
9/97        11,440             12,764          11,913          13,069
10/97       10,830             12,124          11,515          12,457
11/97       10,580             12,252          12,049          12,449
12/97       10,750             12,412          12,256          12,613





1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 Total return has not been annualized. The PBHG Growth II Portfolio commenced operations on May 1, 1997.

3 The Russell Mid-Cap Growth Index is an unmanaged index comprised of the 800 smallest securities in the Russell 1000 Index with a greater-than-average growth orientation.

4 The Standard & Poor's ("S&P") 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

5 The Lipper Mid-Cap Funds Average is an equally weighted benchmark composed of mutual funds, each of which limits its investments, by prospectus or portfolio practice, to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index. The performance figures are based on changes in net assets value of the funds in the category with all capital gains distributions and income dividends reinvested.

PBHG Large Cap Value Portfolio

Dear Shareholder:

The PBHG Insurance Series Fund, Inc. -- PBHG Large Cap Value Portfolio ended an abbreviated fiscal year on December 31, 1997. In its first two months of operation, the Portfolio generated an aggregate total return of 4.30% versus total return of 7.47% for the Russell 1000 Value index. Although we are off to a sluggish start, we should note that two months are a very short period in investing. Based on the plentiful number of good investment ideas meeting our criteria, we are quite optimistic regarding the Large Cap Value Portfolio's prospects for the coming year.


MARKET OVERVIEW
Despite the widely reported outbreak of "Asian Contagion" in the fall, the U.S. stock market provided positive returns in the last two months of 1997. The financial panic in Asia did add to volatility in our markets in November and December, and our markets face an additional element of uncertainty moving forward into 1998. However, it is also true that the Federal Reserve appears much less likely to tighten monetary policy in the wake of the Asian financial crises. Here in the U.S., given our low inflation, moderate interest rates and a Federal Budget in balance for the first time in 20 years, we believe the investment outlook is quite positive.

Our fundamental view of the large cap value sector of the market is also favorable. Despite the strong overall stock market of the past 3 years, the volatility and irrational psychology of many investors has left many large cap value stocks lagging behind at very reasonable valuations. Among our notable holdings, Ford is valued at only 9.3 times estimated 1998 earnings, and American Airlines, Santa Fe International, Morgan Stanley/Dean Witter Discover, Eaton and Dow Chemical all trade for 14 times or less 1998 earnings per share. While the S&P 500 may be close to fair value at approximately 19.8 times estimated 1998 earnings per share, we think our Large Cap Value Portfolio is comprised of stocks which are substantially undervalued.


THE PILGRIM BAXTER VALUE DISCIPLINE
Since this is our first annual report to our shareholders, it seems worthwhile to review our investment approach. Our investment philosophy and methodology remain the same regardless of the stock market environment. We stay fully invested at all times and do not try to "time" the market. Our value approach is a rational and disciplined approach based on a multi-factor model that allows for intelligent trade-offs between the valuation of a stock, and the growth rate and business dynamics of the underlying enterprise. We work hard to create a portfolio of large cap stocks with a below-average P/E ratio, good growth characteristics and business dynamics which are sharply above-average. As noted above, Ford, American Airlines, Santa Fe International, Morgan Stanley/Dean Witter Discover, Eaton and Dow Chemical are all high-quality companies selling at reasonable valuations which exemplify our approach. This strategy has worked well for us in the past and we are optimistic that it will work well in the future.

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------
PBHG LARGE CAP VALUE PORTFOLIO


         Our disciplined approach is predominantly a "bottom-up" stock selection approach, although at times our best ideas will cluster in a specific sector or industry, leading us to overweight that area. We do not engage in futile attempts to forecast the markets and we refrain from using others' "big picture" forecasts to guide our investment process. Essentially, we believe that Ezra Solomon, an economist, had it exactly right when he noted that "the only function of economic forecasting is to make astrology respectable".

         In closing, we thank you for your confidence in Pilgrim Baxter Value Investors, Inc. and in the PBHG Insurance Series Fund, Inc.

         Sincerely,



         /s/ Gary D. Haubold
         --------------------------
         Gary D. Haubold, CFA
         Portfolio Manager

PBHG Large Cap Value Portfolio
--------------------------------------------------------------------------------
                            AGGREGATE TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                                         Inception to
                                                            Date(2)
--------------------------------------------------------------------------------
PBHG Large Cap Value Portfolio                               4.30%
--------------------------------------------------------------------------------



Comparison of Change in the Value of a $10,000 Investment in the PBHG Large Cap
  Value Portfolio versus the Russell 1000 Value Index, and the Lipper Growth &
                              Income Funds Average

[In the printed version there appears a line chart depicted by the following plot points]

         PBHG Large Cap       Russell 1000        Lipper Growth &
         Value Portfolio      Value Index(3)    Income Funds Average(4)

10/29/97     10,000              10,000              10,000
11/97        10,200              10,442              10,272
12/97        10,441              10,747              10,447


1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 Total return has not been annualized. The PBHG Large Cap Value Portfolio commenced operations on October 29, 1997.

3 The Russell 1000 Value Index is an unmanaged index comprised of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

4 The Lipper Growth and Income Funds Average is an equally weighted bench-mark composed mutual funds, each of which combines growth of earnings with an income requirement for level and/or rising dividends. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

PBHG Small Cap Value Portfolio


Dear Shareholder:

The PBHG Insurance Series Fund, Inc. -- PBHG Small Cap Value Portfolio ended an abbreviated fiscal year on December 31, 1997. In its first two months of operation, the fund generated a total return of 4.80% versus a total return of 1.09% for the Russell 2000 Index. We are pleased to be off to a good start, and are looking forward to serving you for a full year in 1998.


MARKET OVERVIEW
Despite the widely reported outbreak of "Asian Contagion" in the fall, the U.S. stock market provided positive returns in the last two months of 1997. The financial panic in Asia did add to volatility in our markets in November and December, and our markets face an additional element of uncertainty moving forward into 1998. However, it is also true that the Federal Reserve appears much less likely to tighten monetary policy in the wake of the Asian financial crises. Here in the U.S., given our low inflation, moderate interest rates and a Federal Budget in balance for the first time in 20 years, we believe the investment outlook is quite positive.

Our fundamental long-term view of the small cap market is also favorable. Despite the strong overall stock market of the past 3 years, many small cap stocks still offer good earnings growth prospects at reasonable multiples of earnings. Furthermore, large cap companies have now outperformed small companies in the stock market for 4 consecutive years, and we believe the performance cycle will turn back in favor of small companies in the not-too-distant future. When that time comes, we would expect our Small Cap Value Portfolio to perform notably better than the large cap S&P 500 index.


THE PILGRIM BAXTER VALUE DISCIPLINE
Since this is our first annual report to our shareholders, it seems worthwhile to review our investment approach. Our investment philosophy and methodology remain the same regardless of the stock market environment. We stay fully invested at all times and do not try to "time" the market. Our value approach is a rational and disciplined approach based on a multi-factor model that allows for intelligent trade-offs between the valuation of a stock, and the growth rate and business dynamics of the underlying enterprise. We work hard to create a portfolio of small stocks with a below-average P/E ratio, good growth characteristics and business dynamics which are sharply above-average. This strategy has worked well for us in the past and we are optimistic that it will work well in the future.

Our disciplined approach is predominantly a "bottom-up" stock selection approach, although at times our best ideas will cluster in a specific sector or industry, leading us to overweight that area. We do not engage in futile attempts to forecast the markets and we refrain from using others' "big picture" forecasts to guide our investment process. Essentially, we believe that Ezra Solomon, an economist, had it exactly right when he noted that "the only function of economic forecasting is to make astrology respectable".

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------
PBHG SMALL CAP VALUE PORTFOLIO


In closing, we thank you for your confidence in Pilgrim Baxter Value Investors, Inc. and in the PBHG Insurance Series Fund, Inc.

Sincerely,



/s/ Gary D. Haubold
-----------------------
Gary D. Haubold, CFA
Portfolio Manager

PBHG Small Cap Value Portfolio
--------------------------------------------------------------------------------
                            AGGREGATE TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                                         Inception to
                                                            Date(2)
--------------------------------------------------------------------------------
PBHG Small Cap Value Portfolio                               4.80%
--------------------------------------------------------------------------------


Comparison of Change in the Value of a $10,000 Investment in the PBHG Small Cap
          Value Portfolio versus the Russell 2000 Index, and the Lipper
                            Small Cap Funds Average


[In the printed version there appears a line chart depicted by the following plot points]

           PBHG Small Cap     Russell 2000       Lipper Small Cap
           Value Portfolio      Index(3)         Funds Average(4)

10/29/97       10,000            10,000              10,000
11/97          10,010             9,935               9,855
12/97          10,427            10,109               9,938



1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 Total return has not been annualized. The PBHG Small Cap Value Portfolio commenced operations on October 29, 1997.

3 The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000 Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

4 The Lipper Small Cap Funds Average is an equally weighted bench-mark composed of mutual funds, each of which limits its investments, by prospectus or portfolio practice, to companies on the basis of the size of the company. The performance figures are based on changes in net assets value of the Funds in the Index with all capital gains distributions and income dividends reinvested.

PBHG Technology & Communications Portfolio

Dear Shareholder:

The PBHG Insurance Series Fund, Inc. -- PBHG Technology & Communications Portfolio ended its abbreviated first fiscal year on December 31, 1997. In its first eight months of operation, the Portfolio generated a total return of 4.10%, compared with the benchmark Pacific Stock Exchange High Technology Index return of 16.39%. Performance in this initial period was somewhat constrained by the high proportion of cash in the first two months, which generally results from being in a start-up mode as large (relative to the small base) daily cash inflows can create an "under-invested" portfolio. This was particularly true early in the month of May, when the market was rising rapidly. Over the course of the summer months, smaller capitalization technology stocks began to outperform and the momentum of the Portfolio remained strong up until early October. Intel reported disappointing results on October 14th and the "Asian Contagion" hit full swing over the following two weeks, leaving the Pacific Stock Exchange High Technology Index off 17.3% for this fourteen day period. The Southeast Asian crisis continued to deteriorate through year-end. This, coupled with pre-release earnings disappointments from Oracle, Seagate, Cabletron, 3Com, and Electronics For Imaging, created poor fourth quarter results for both the Portfolio and the relevant benchmarks.

The Portfolio's preference for higher growth, smaller capitalization companies contributed to its under-performance in 1997. The Portfolio's price earnings ratio fell by roughly 25% over the fiscal year, despite pristine financial and operating characteristics of the underlying companies. At December 31st, the position weighted latest twelve-month earnings growth on our invested assets was 68%, with a 21.3% return on equity.

Companies and sectors with the greatest exposure to Southeast Asia, such as those companies exporting a large percentage of their products to the region, suffered the largest sell-off in the final months of the year. Semiconductor (Microchip, Integrated Circuits), semiconductor equipment (KLA-Tencor, Kulicke & Soffa, Speedfam, ADE Corporation) and telecommunication (Teledata, Remec, Powerwave) stocks declined significantly more than the Portfolio as a whole. Electronics For Imaging stumbled as they experienced inventory drawdowns from their Japanese customers.

The service subsector provided the best returns for the fiscal year due to their recurring revenue models which typically lead to strong backlogs and highly predictable and sustainable earnings growth. These companies tend to leverage technology as opposed to creating it. They continue to benefit from the year 2000 conversion, the internet and intranet, electronic commerce, and the shortage of professional information technology specialists in the U.S. and Europe. The business remains outside the Southeast Asian geography and the stocks have tended to maintain value in periods of uncertainty. Cambridge Technology Partners, Information Management Resources, Keane, Intelligroup and ECSoft Group had strong results for the fiscal year.


THE 1998 OUTLOOK
As we approach 1998, the "Asian Contagion" has become the focal point on the investment outlook. The recent developments in Asia have added a larger dose of uncertainty

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO


         to the global economic expansion and the deflationary impact of the crisis on world trade. According to Greg Smith, strategist at Prudential Securities, the issue will essentially lie in how "governments apply corrective policy medicine to support their currencies and eventually set the base for improved economic growth."

         While the Asian situation will contribute to near-term financial market volatility, the focus will clearly return to the solid domestic fundamentals in the United States. We believe small cap technology stocks are showing their best relative earnings strength in several quarters against the larger multinational technology issues. Superior relative earnings growth should eventually lead to a relative valuation premium. The Portfolio is clearly building positions in holdings with less exposure to the affected emerging markets in favor of companies with outstanding earnings visibility and sustainability of future growth rates. Recent U.S. capital spending surveys still predict healthy spending levels in 1998, particularly in the information technology service, networking, software and medical device subsectors. With the power of superior relative earnings growth and historically low relative valuations, we remain positive on the sector and the Portfolio's opportunity for 1998.

         Sincerely,


         /s/ John S. Force
         -----------------------
         John S. Force, CFA
         Portfolio Manager

PBHG Technology & Communications Portfolio
--------------------------------------------------------------------------------
                            AGGREGATE TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                                               Inception to
                                                                   Date(2)
--------------------------------------------------------------------------------
PBHG Technology & Communications Portfolio                          4.10%
--------------------------------------------------------------------------------

        Comparison of Change in the Value of a $10,000 Investment in the
                PBHG Technology & Communications Portfolio versus
        the Pacific Stock Exchange High Technology Index, and the Lipper
                       Science & Technology Funds Average


[In the printed version there appears a line chart depicted by the following plot points]


         PBHG Technology &     Pacific Stock          Lipper Science &
          Communications        Exchange High         Technology Funds
             Portfolio        Technology Index(3)       Average(4)

4/30/97        10,000              10,000                10,000
5/97            9,990              11,210                11,372
6/97           10,320              11,288                11,449
7/97           11,550              13,031                12,924
8/97           11,490              13,014                12,977
9/97           12,289              13,456                13,652
10/97          10,789              12,074                12,362
11/97          10,549              12,108                12,232
12/97          10,409              11,639                11,778


1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 Total return has not been annualized. The PBHG Technology & Communications Portfolio commenced operations on May 1, 1997.

3 The Pacific Stock Exchange High Technology Index is a price-weighted index of the top 100 U.S. technology stocks. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

4 The Lipper Science & Technology Funds Average is an equally weighted bench-mark composed of mutual funds, each of which normally invests more than 65% of its equity portfolio in science and technology stocks. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested.

PBHG Select 20 Porfolio

Dear Shareholder:

The PBHG Insurance Series Fund, Inc. -- PBHG Select 20 Portfolio ended its abbreviated first fiscal year on December 31, 1997 with an aggregate total return of 0.30% since its inception on September 26, 1997. Over this same time period, the Russell Top 200 Growth Index produced a total return of 3.05% and the S&P 500 Index produced a total return of 3.93%. The underperformance relative to this benchmark can largely be attributed to the Portfolio's "start-up" mode that existed during this time period particularly in the first two months of operation. A small asset base that made effective trading challenging coupled with relatively high daily cash inflows placed the Portfolio in an underexposed position which is always detrimental to performance in a rising equity market. Had the market steadily declined during this initial period, we would have looked very smart. By the beginning of December, the Portfolio was approaching a more normal situation (the cash position was brought below 20% for the first time) and in December we experienced a gain of 3.83% versus an S&P 500 Index gain of 1.57%.

Our best performers over the Portfolio's short initial period included enterprise software provider PeopleSoft (+20.3%), billboard and radio station operator Clear Channel Communications (+13.5%), on-line service provider America OnLine (+11.9%), consumer services firm Cendant (+11.7%), and mortgage insurer MGIC Investment (+10.7%). Our worst performers included communications firm WorldCom (-8.7%), PC maker DELL Computer (-6.4%), and diversified energy services company Schlumberger (-4.5%). Despite the short-term declines we remain positive on the longer-term fundamental business outlook for each of these three companies and we plan to retain them at this time.

Since this is our first opportunity to communicate with Select 20 Portfolio shareholders it seems worthwhile to review the Pilgrim Baxter & Associates, Ltd. disciplined investment approach. Our investment philosophy and methodology remain the same through both up and down cycles. We constantly seek out and invest in the highest quality, fastest growing companies we can find within the capitalization parameters established for the Portfolio. As long-time managers following this style, we are pleased to report that there is currently no shortage of very good companies with quality management and strong ideas in which to invest. We tend to find the best investment ideas in the fast-growing technology, healthcare, consumer and business services sectors. Since the Portfolio has no sector constraints it may from time to time become highly concentrated in one or more of these sectors as we strive to own the 20 best large cap ideas regardless of industry. (At year end our largest sector exposure was technology at 35%). Our companies are most often characterized by rapid unit growth and by problem solving capacity for their customers. These characteristics, among others, are important in creating the potential for companies to exceed operating expectations. Our disciplined investment process drives us toward these companies and away from those whose business opportunities are waning. Our focused approach has always and will continue to strictly follow a "bottom-up" approach, i.e. analyzing individual companies -- their fundamental business characteristics and the sustainability of their growth. We don't make market forecasts and we don't use others' "big picture" forecasts to guide our investment process. Finally, we strive to be fully invested at all times, since we believe attempting to "time" the market is not a productive endeavor.

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------
PBHG SELECT 20 PORTFOLIO


         Looking ahead into 1998 we expect a more challenging environment for equities in general and don't expect a 4th straight year of 20+% gains in the major indices. What investors dread most is uncertainty, and the ultimate impact of the "Asian Contagion" on our economy will not be known for some time. While trying to divine the bottom line outcome, one can come up with as many possible positive influences as negatives. For example, concerns that a flood of cheap Asian imports will force U.S. manufacturers to cut prices and thereby lower profit margins are counterbalanced by the argument that if the Asian situation leads to a slowdown in the U.S. economy because of slowing exports to the region, then interest rates should fall leading to lower corporate interest expenses -- an offset to lower profit margins. Likewise, one can argue that since U.S. firms manufacture more product in southeast Asia for sale elsewhere in the world than they manufacture in the U.S. and sell to Southeast Asia markets, the dramatic currency devaluations in Southeast Asia with the resulting decline in labor costs may prove to be a net positive for U.S. firms.

         We think debates such as these will rage well into 1998 with no definitive answers becoming evident, possibly even by year end. With the resultant uncertainty pervading the markets, we expect continued high short-term volatility in the U.S. equity markets for the foreseeable future. Despite all the confusing crosscurrents, we remain committed to our individual company focus and our belief that superior relative earnings growth should eventually lead to relative stock valuation premiums. The Select 20 Portfolio approach of concentrating on a limited number of high-quality, fast-growing, large companies may generate substantial short-term volatility, but if we select the right stocks the higher short-term risk may be rewarded with superior longer term performance.

         Sincerely,


         /s/ James D. McCall
         -------------------------
         James D. McCall, CFA
         Portfolio Manager

PBHG Select 20 Portfolio
--------------------------------------------------------------------------------
                            AGGREGATE TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                                         Inception to
                                                            Date(2)
--------------------------------------------------------------------------------
PBHG Select 20 Portfolio                                     0.30%
--------------------------------------------------------------------------------



          Comparison of Change in the Value of a $10,000 Investment in
             the PBHG Select 20 Portfolio versus the Russell Top 200
                Growth Index, and the Lipper Growth Funds Average

[In the printed version there appears a line chart depicted by the following plot points]



         PBHG Select 20     Russell Top 200       Lipper Growth
           Portfolio        Growth Index(3)     Funds Average(4)

9/26/97      10,000             10,000              10,000
10/97         9,629              9,677               9,620
11/97         9,679             10,197               9,784
12/97        10,050             10,305               9,876




1 Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 Total return has not been annualized. The PBHG Select 20 Portfolio commenced operations on September 26, 1997.

3 The Russell Top 200 Growth Index is an unmanaged index comprised of those securities in the Russell Top 200 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

4 The Lipper Growth Funds Average is an equally weighted bench-mark composed of mutual funds, each of which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested.

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------
PBHG Growth II Portfolio

STATEMENT OF NET ASSETS
As of December 31, 1997

---------------------------------------------------------------------
                                                            Market
Description                                  Shares          Value
---------------------------------------------------------------------
COMMON STOCKS -- 89.1%
CONSUMER -- 13.8%
HOTELS/RESORTS -- 1.1%
Capstar Hotel*                                 1,540      $    52,841
Signature Resorts*                             2,500           54,688
---------------------------------------------------------------------
                                                              107,529
---------------------------------------------------------------------
LEISURE/RECREATION -- 0.6%
Callaway Golf                                  2,099           59,953
---------------------------------------------------------------------
                                                               59,953
---------------------------------------------------------------------
RETAIL-APPAREL -- 2.1%
Jones Apparel Group*                           2,425          104,275
Nautica Enterprises*                           4,602          106,996
---------------------------------------------------------------------
                                                              211,271
---------------------------------------------------------------------
RETAIL-CATALOG -- 1.2%
CDW Computer Centers*                          2,400          125,100
---------------------------------------------------------------------
                                                              125,100
---------------------------------------------------------------------
RETAIL-DISCOUNT STORES -- 1.1%
Dollar Tree Stores*                            2,740          113,367
---------------------------------------------------------------------
                                                              113,367
---------------------------------------------------------------------
RETAIL-HOME FURNISHINGS -- 2.7%
Bed Bath & Beyond*                             7,185          276,623
---------------------------------------------------------------------
                                                              276,623
---------------------------------------------------------------------
RETAIL-OFFICE PRODUCTS -- 1.8%
Staples*                                       6,761          187,618
---------------------------------------------------------------------
                                                              187,618
---------------------------------------------------------------------
RETAIL-SPECIALTY -- 2.0%
Borders Group*                                 1,620           50,726
General Nutrition Companies*                   4,580          155,720
---------------------------------------------------------------------
                                                              206,446
---------------------------------------------------------------------
SPECIALTY FOOD/CANDY -- 1.2%
Suiza Foods*                                   2,100          125,081
---------------------------------------------------------------------
                                                              125,081
---------------------------------------------------------------------
 TOTAL CONSUMER (COST $1,378,986)                           1,412,988
---------------------------------------------------------------------
ENERGY -- 8.0%
CONTRACT DRILLING -- 4.1%
Cliffs Drilling*                               1,400           69,825
Ensco International                            2,480           83,080
Global Marine*                                 4,279          104,835
Nabors Industries*                             1,600           50,300
Santa Fe International                         2,670          108,636
---------------------------------------------------------------------
                                                              416,676
---------------------------------------------------------------------
SERVICE & EQUIPMENT -- 3.9%
BJ Services*                                   1,300           93,519
Camco International                            1,600          101,900
Cooper Cameron*                                1,400           85,400
Tidewater                                      2,093          115,377
---------------------------------------------------------------------
                                                              396,196
---------------------------------------------------------------------
 TOTAL ENERGY (COST $850,498)                                 812,872
---------------------------------------------------------------------

---------------------------------------------------------------------
                                                            Market
Description                                  Shares          Value
---------------------------------------------------------------------
FINANCIAL -- 3.5%
BROKERAGE/INVESTMENT BANK -- 0.8%
Edwards (A.G.)                                 2,100      $    83,475
---------------------------------------------------------------------
                                                               83,475
---------------------------------------------------------------------
CONSUMER FINANCE -- 1.2%
Money Store (The)                              3,768           79,128
Newcourt Credit                                1,200           40,050
---------------------------------------------------------------------
                                                              119,178
---------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.5%
Amresco                                        3,400          102,850
Ocwen Financial*                               2,200           55,962
---------------------------------------------------------------------
                                                              158,812
---------------------------------------------------------------------
 TOTAL FINANCIAL (COST $386,092)                              361,465
---------------------------------------------------------------------
HEALTH -- 11.8%
ASSISTED LIVING -- 1.3%
Sunrise Assisted Living*                       3,200          138,000
---------------------------------------------------------------------
                                                              138,000
---------------------------------------------------------------------
CONTRACT RESEARCH -- 1.8%
Quintiles Transnational*                       4,754          181,840
---------------------------------------------------------------------
                                                              181,840
---------------------------------------------------------------------
DRUGS/PHARMACEUTICALS -- 2.9%
Dura Pharmaceuticals*                          5,280          242,220
Medicis Pharmaceutical, Cl A*                  1,000           51,125
---------------------------------------------------------------------
                                                              293,345
---------------------------------------------------------------------
INFORMATION SYSTEMS -- 2.9%
HBO & Company                                  6,210          298,080
---------------------------------------------------------------------
                                                              298,080
---------------------------------------------------------------------
SPECIAL OUTPATIENT FACILITY -- 2.9%
HealthSouth*                                   7,165          198,829
Total Renal Care Holdings*                     3,638          100,045
---------------------------------------------------------------------
                                                              298,874
---------------------------------------------------------------------
 TOTAL HEALTH (COST $1,129,392)                             1,210,139
---------------------------------------------------------------------
INDUSTRIAL/BASIC -- 0.1%
PLASTIC/CARBON -- 0.1%
Zoltek Companies                                 453           12,627
---------------------------------------------------------------------
                                                               12,627
---------------------------------------------------------------------
 TOTAL INDUSTRIAL/BASIC (COST $18,078)                         12,627
---------------------------------------------------------------------
INDUSTRIAL/GENERAL MANUFACTURING -- 1.2%
AUTO-RELATED -- 1.2%
Harley-Davidson                                4,560          124,830
---------------------------------------------------------------------
                                                              124,830
---------------------------------------------------------------------
 TOTAL INDUSTRIAL/GENERAL MANUFACTURING
   (COST $120,410)                                            124,830
---------------------------------------------------------------------
SERVICE -- 20.6%
CORRECTIONAL SERVICE -- 2.2%
Corrections Corp. of America*                  6,109          226,415
---------------------------------------------------------------------
                                                              226,415
---------------------------------------------------------------------
EDUCATIONAL SERVICES -- 2.0%
Apollo Group, Cl A*                            4,333          204,734
---------------------------------------------------------------------
                                                              204,734
---------------------------------------------------------------------

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------
PBHG Growth II Portfolio

---------------------------------------------------------------------
                                                            Market
Description                                  Shares          Value
---------------------------------------------------------------------
EMPLOYMENT SERVICES -- 1.1%
Accustaff*                                     4,695      $   107,985
---------------------------------------------------------------------
                                                              107,985
---------------------------------------------------------------------
ENVIRONMENTAL -- 5.3%
Allied Waste Industries*                       5,350          124,722
American Disposal Services*                    2,400           87,600
Superior Services*                             2,400           69,300
USA Waste Services*                            6,779          266,076
---------------------------------------------------------------------
                                                              547,698
---------------------------------------------------------------------
INFORMATION/COMPUTER SERVICES -- 1.2%
Gartner Group, Cl A*                           3,325          123,856
---------------------------------------------------------------------
                                                              123,856
---------------------------------------------------------------------
RADIO/TELEVISION -- 4.3%
Clear Channel Communications*                  3,588          285,022
Jacor Communications*                          3,021          160,490
---------------------------------------------------------------------
                                                              445,512
---------------------------------------------------------------------
SYSTEMS INTEGRATOR -- 1.9%
Computer Horizons*                             1,800           81,900
Keane*                                         2,700          109,688
---------------------------------------------------------------------
                                                              191,588
---------------------------------------------------------------------
TRANSACTION PROCESSING -- 2.6%
Paychex                                        5,214          263,959
---------------------------------------------------------------------
                                                              263,959
---------------------------------------------------------------------
 TOTAL SERVICE (COST $1,885,991)                            2,111,747
---------------------------------------------------------------------
TECHNOLOGY -- 30.1%
CONTRACT MANUFACTURING -- 2.5%
Jabil Circuit*                                 3,000          119,250
Solectron*                                     3,170          131,753
---------------------------------------------------------------------
                                                              251,003
---------------------------------------------------------------------
EMBEDDED SOFTWARE -- 0.9%
Wind River Systems*                            2,380           94,456
---------------------------------------------------------------------
                                                               94,456
---------------------------------------------------------------------
NETWORKING SECURITY -- 2.4%
Checkpoint Software*                           1,390           56,643
Security Dynamics Technologies*                5,270          188,402
---------------------------------------------------------------------
                                                              245,045
---------------------------------------------------------------------
SEMI-CONDUCTOR MANUFACTURING -- 3.7%
Linear Technology                              3,070          176,909
Microchip Technology*                          2,438           73,140
Vitesse Semiconductor*                         3,300          124,575
---------------------------------------------------------------------
                                                              374,624
---------------------------------------------------------------------
SEMI-CONDUCTOR PRODUCTION EQUIPMENT -- 1.2%
Helix Technology                               2,500           48,750
Novellus Systems*                              2,300           74,319
---------------------------------------------------------------------
                                                              123,069
---------------------------------------------------------------------
SOFTWARE-CLIENT/SERVER -- 1.0%
HNC Software*                                  2,281           98,082
---------------------------------------------------------------------
                                                               98,082
---------------------------------------------------------------------
SOFTWARE-ENTERPRISE RESOURCE PLANNING -- 4.4%
J.D. Edwards & Company*                        3,500          103,250
Peoplesoft*                                    9,014          351,546
---------------------------------------------------------------------
                                                              454,796
---------------------------------------------------------------------

---------------------------------------------------------------------
                                          Shares/Face       Market
Description                                 Amount           Value
---------------------------------------------------------------------
SOFTWARE-INTERNET -- 1.3%
America Online*                                1,520      $   135,565
---------------------------------------------------------------------
                                                              135,565
---------------------------------------------------------------------
SOFTWARE-OTHER -- 1.1%
Viasoft*                                       2,535          107,104
---------------------------------------------------------------------
                                                              107,104
---------------------------------------------------------------------
SOFTWARE-SYSTEM/MAINFRAME -- 2.3%
BMC Software*                                  3,640          238,875
---------------------------------------------------------------------
                                                              238,875
---------------------------------------------------------------------
TELECOMMUNICATIONS COMPONENTS -- 0.4%
P-Com*                                         2,300           39,675
---------------------------------------------------------------------
                                                               39,675
---------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 8.9%
ADC Telecommunications*                        5,784          241,482
Advanced Fibre Communications*                 3,640          106,015
DSC Communications*                            5,100          122,400
Qualcomm*                                        500           25,250
Tellabs*                                       4,771          252,267
Uniphase*                                      2,780          115,023
World Access*                                  2,100           50,137
---------------------------------------------------------------------
                                                              912,574
---------------------------------------------------------------------
 TOTAL TECHNOLOGY (COST $3,099,251)                         3,074,868
---------------------------------------------------------------------
   Total Common Stocks
     (Cost $8,868,698)                                      9,121,536
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 15.3%
Greenwich Agency
 6.70% dated 12/31/97, matures 01/02/98,
   repurchase price $1,569,062
   (collateralized by GNMA obligations:
   total market value $1,602,496)(A)      $1,568,577        1,568,577
---------------------------------------------------------------------
   Total Repurchase Agreement
     (Cost $1,568,577)                                      1,568,577
---------------------------------------------------------------------
TOTAL INVESTMENTS -- 104.4%
 (COST $10,437,275)                                        10,690,113
---------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (4.4%)
Other Assets and Liabilities, Net                            (454,253)
---------------------------------------------------------------------
NET ASSETS
Paid-in-capital (authorized 500 million
 shares - $0.001 par value) based on
 952,165 outstanding shares of common
 stock                                                     10,270,289
Accumulated net realized loss on
 investments                                                 (287,267)
Net unrealized appreciation on
 investments                                                  252,838
---------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                $10,235,860
---------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                                          $     10.75
---------------------------------------------------------------------

* Non-income producing security
(A) -- Tri-party repurchase agreement
 Cl -- Class

    The accompanying notes are an integral part of the financial statements.

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------
PBHG Large Cap Value Portfolio

SCHEDULE OF INVESTMENTS
As of December 31, 1997

---------------------------------------------------------------------
                                                            Market
Description                                 Shares           Value
---------------------------------------------------------------------
COMMON STOCKS -- 90.6%
BASIC MATERIALS -- 2.3%
CHEMICALS & ALLIED PRODUCTS -- 1.3%
Dow Chemical                                     200      $    20,300
---------------------------------------------------------------------
                                                               20,300
---------------------------------------------------------------------
PAPER -- 0.7%
Union Camp                                       200           10,737
---------------------------------------------------------------------
                                                               10,737
---------------------------------------------------------------------
STEEL -- 0.3%
British Steel Plc ADR                            200            4,287
---------------------------------------------------------------------
                                                                4,287
---------------------------------------------------------------------
 TOTAL BASIC MATERIALS (COST $35,280)                          35,324
---------------------------------------------------------------------
CAPITAL GOODS -- 10.5%
AEROSPACE & EQUIPMENT -- 0.5%
United Technologies                              100            7,281
---------------------------------------------------------------------
                                                                7,281
---------------------------------------------------------------------
BUILDING & CONSTRUCTION -- 5.2%
Centex                                         1,300           81,819
---------------------------------------------------------------------
                                                               81,819
---------------------------------------------------------------------
MACHINERY & INSTRUMENTATION -- 4.8%
Agco                                             500           14,625
Case                                             400           24,175
Caterpillar                                      100            4,856
Flowserve                                        300            8,381
Parker Hannifin                                  500           22,938
---------------------------------------------------------------------
                                                               74,975
---------------------------------------------------------------------
 TOTAL CAPITAL GOODS (COST $161,649)                          164,075
---------------------------------------------------------------------
COMMUNICATIONS SERVICES -- 5.4%
UTILITIES-TELEPHONE -- 4.2%
Bell Atlantic                                    200           18,200
GTE                                              900           47,025
---------------------------------------------------------------------
                                                               65,225
---------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.2%
AT&T                                             300           18,375
---------------------------------------------------------------------
                                                               18,375
---------------------------------------------------------------------
 TOTAL COMMUNICATIONS SERVICES
   (COST $79,559)                                              83,600
---------------------------------------------------------------------
CONSUMER CYCLICAL -- 14.3%
AUTO & RELATED -- 5.7%
Chrysler                                         300           10,556
Eaton                                            500           44,625
Ford Motor                                       700           34,081
---------------------------------------------------------------------
                                                               89,262
---------------------------------------------------------------------

---------------------------------------------------------------------
                                                            Market
Description                                 Shares           Value
---------------------------------------------------------------------
PRINTING & PUBLISHING -- 5.0%
Knight-Ridder                                  1,000      $    52,000
New York Times, Cl A                             400           26,450
---------------------------------------------------------------------
                                                               78,450
---------------------------------------------------------------------
RETAIL-DEPARTMENT STORES -- 1.1%
Dillards, Cl A                                   500           17,625
---------------------------------------------------------------------
                                                               17,625
---------------------------------------------------------------------
RETAIL-SPECIALTY -- 2.5%
Costco Companies*                                700           31,238
TJX Companies*                                   200            6,875
---------------------------------------------------------------------
                                                               38,113
---------------------------------------------------------------------
 TOTAL CONSUMER CYCLICAL (COST $221,580)                      223,450
---------------------------------------------------------------------
CONSUMER STAPLES -- 2.4%
RETAIL-FOODS -- 1.2%
Safeway*                                         300           18,975
---------------------------------------------------------------------
                                                               18,975
---------------------------------------------------------------------
TOBACCO -- 1.2%
RJR Nabisco Holdings                             500           18,750
---------------------------------------------------------------------
                                                               18,750
---------------------------------------------------------------------
 TOTAL CONSUMER STAPLES (COST $34,755)                         37,725
---------------------------------------------------------------------
ENERGY -- 8.7%
NATURAL GAS PIPELINES -- 1.6%
Enron                                            600           24,937
---------------------------------------------------------------------
                                                               24,937
---------------------------------------------------------------------
OIL & GAS SERVICES -- 7.1%
BJ Services*                                     800           57,550
Reading and Bates*                               300           12,563
Santa Fe International                         1,000           40,687
---------------------------------------------------------------------
                                                              110,800
---------------------------------------------------------------------
 TOTAL ENERGY (COST $128,298)                                 135,737
---------------------------------------------------------------------
FINANCE -- 36.2%
INSURANCE -- 11.2%
Allstate                                         300           27,262
Hartford Financial Services                      700           65,494
Marsh & McLennan Companies                       400           29,825
Nationwide Financial Services                    400           14,450
Penncorp Financial Group                         300           10,706
PMI Group                                        200           14,463
Torchmark                                        300           12,619
---------------------------------------------------------------------
                                                              174,819
---------------------------------------------------------------------
INVESTMENT -- 12.2%
Edwards (A.G.)                                   400           15,900
Lehman Brothers Holdings                       1,000           51,000
Merrill Lynch                                    200           14,587
Morgan Stanley Dean Witter Discover              800           47,300
Paine Webber Group                             1,800           62,213
---------------------------------------------------------------------
                                                              191,000
---------------------------------------------------------------------

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------
PBHG Large Cap Value Portfolio

---------------------------------------------------------------------
                                                            Market
Description                                 Shares           Value
---------------------------------------------------------------------
MONEY CENTER BANKS -- 2.2%
Bankers Trust N.Y.                               200      $    22,488
Chase Manhattan                                  100           10,950
---------------------------------------------------------------------
                                                               33,438
---------------------------------------------------------------------
OTHER -- 2.3%
Charter One Financial                            300           18,938
Federal National Mortgage Association            100            5,706
Travelers Group                                  200           10,775
---------------------------------------------------------------------
                                                               35,419
---------------------------------------------------------------------
REGIONAL BANKS -- 7.2%
Banc One                                         300           16,294
Comerica                                         400           36,100
First Union                                      200           10,250
Mellon Bank                                      300           18,188
Nationsbank                                      200           12,162
Norwest                                          200            7,725
PNC Financial                                    200           11,412
---------------------------------------------------------------------
                                                              112,131
---------------------------------------------------------------------
REAL ESTATE/REITS -- 1.1%
Nationwide Health Properties                     700           17,850
---------------------------------------------------------------------
                                                               17,850
---------------------------------------------------------------------
 TOTAL FINANCE (COST $546,625)                                564,657
---------------------------------------------------------------------
TECHNOLOGY -- 6.9%
COMPUTERS/NETWORKING -- 1.8%
Bay Networks*                                  1,100           28,119
---------------------------------------------------------------------
                                                               28,119
---------------------------------------------------------------------
ELECTRONICS & INSTRUMENTATION -- 0.4%
Avnet                                            100            6,600
---------------------------------------------------------------------
                                                                6,600
---------------------------------------------------------------------

---------------------------------------------------------------------
                                           Shares/Face       Market
Description                                  Amount          Value
---------------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES -- 4.7%
Compaq Computer                                   200      $   11,288
Computer Associates International                 100           5,288
International Business Machines                   100          10,456
Lexmark International Group*                      700          26,600
Storage Technology*                               200          12,387
Xerox                                             100           7,381
---------------------------------------------------------------------
                                                               73,400
---------------------------------------------------------------------
 TOTAL TECHNOLOGY (COST $99,678)                              108,119
---------------------------------------------------------------------
TRANSPORTATION -- 3.9%
TRANSPORTATION -- 3.9%
AMR*                                              200          25,700
Burlington Northern Santa Fe                      100           9,294
Delta Airlines                                    100          11,900
Southwest Airlines                                600          14,775
---------------------------------------------------------------------
                                                               61,669
---------------------------------------------------------------------
 TOTAL TRANSPORTATION (COST 58,192)                            61,669
---------------------------------------------------------------------
 Total Common Stocks (Cost $1,365,616)                      1,414,356
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
Lehman Brothers
 5.61% dated 12/31/97, matures 01/02/98,
 repurchase price $21,949 (collaterized
 by U.S. Treasury Note: total market
 value $22,563)(A)                         $   21,942          21,942
---------------------------------------------------------------------
 Total Repurchase Agreement (Cost $21,942)                     21,942
---------------------------------------------------------------------
 TOTAL INVESTMENTS -- 92.0% (COST $1,387,558)               1,436,298
---------------------------------------------------------------------

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl  -- Class

The accompanying notes are an integral part of the financial statements.

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------
PBHG Small Cap Value Portfolio


SCHEDULE OF INVESTMENTS
As of December 31, 1997

---------------------------------------------------------------------
                                                            Market
Description                                 Shares           Value
---------------------------------------------------------------------
COMMON STOCKS -- 83.0%
BASIC MATERIALS -- 2.7%
CHEMICALS & ALLIED PRODUCTS -- 2.0%
Crompton and Knowles                           3,200      $    84,800
Lyondell Petrochemical                         3,000           79,500
Millenium Chemical                             1,000           23,563
---------------------------------------------------------------------
                                                              187,863
---------------------------------------------------------------------
SPECIALTY CHEMICALS -- 0.7%
Dexter                                         1,400           60,462
---------------------------------------------------------------------
                                                               60,462
---------------------------------------------------------------------
 TOTAL BASIC MATERIALS (COST $240,124)                        248,325
---------------------------------------------------------------------
CAPITAL GOODS -- 8.2%
AEROSPACE & EQUIPMENT -- 0.6%
AVTeam, Cl A*                                  1,500           13,312
SPS Technologies*                                900           39,263
---------------------------------------------------------------------
                                                               52,575
---------------------------------------------------------------------
BUILDING & CONSTRUCTION -- 0.7%
Lone Star Industries                             800           42,500
Medusa                                           700           29,269
---------------------------------------------------------------------
                                                               71,769
---------------------------------------------------------------------
ELECTRICAL & ELECTRONICS -- 3.2%
Barringer Technologies*                        3,900           56,062
Cirrus Logic*                                  2,800           29,750
Digital Microwave*                             3,000           43,500
Essex International*                           5,600          166,600
---------------------------------------------------------------------
                                                              295,912
---------------------------------------------------------------------
MACHINERY & INSTRUMENTATION -- 3.7%
Denison International Plc*                     2,000           34,500
Gleason                                        7,300          196,644
Parker Hannifin                                  900           41,287
Trinity Industries                             1,700           75,863
---------------------------------------------------------------------
                                                              348,294
---------------------------------------------------------------------
 TOTAL CAPITAL GOODS (COST $754,495)                          768,550
---------------------------------------------------------------------
COMMUNICATIONS SERVICES -- 0.4%
UTILITIES-TELECOMMUNICATIONS -- 0.4%
Sawtek*                                        1,500           39,562
---------------------------------------------------------------------
                                                               39,562
---------------------------------------------------------------------
 TOTAL COMMUNICATIONS SERVICES
  (COST $39,000)                                               39,562
---------------------------------------------------------------------
CONSUMER CYCLICAL -- 13.5%
AUTO & RELATED -- 6.9%
Budget Group*                                  3,200          110,600
Delco Remy International*                     19,000          237,500
Paccar                                           100            5,250
Stoneridge*                                   18,000          288,000
---------------------------------------------------------------------
                                                              641,350
---------------------------------------------------------------------
PHOTO & OPTICAL -- 0.4%
Applied Films*                                 4,000           34,000
---------------------------------------------------------------------
                                                               34,000
---------------------------------------------------------------------
RESTAURANTS -- 0.5%
Sonic*                                         1,800           50,625
---------------------------------------------------------------------
                                                               50,625
---------------------------------------------------------------------

---------------------------------------------------------------------
                                                            Market
Description                                 Shares           Value
---------------------------------------------------------------------
RETAIL-SPECIALTY -- 2.3%
Finlay Enterprises*                            2,000      $    45,500
Gymboree*                                      4,000          109,500
Hancock Fabrics                                3,900           56,550
---------------------------------------------------------------------
                                                              211,550
---------------------------------------------------------------------
TEXTILES & APPAREL -- 3.4%
Dan River*                                     7,000          115,062
Fibermark*                                     4,000           86,000
G&K Services                                     300           12,600
I.C. Isaacs & Company*                        10,000          101,250
---------------------------------------------------------------------
                                                              314,912
---------------------------------------------------------------------
 TOTAL CONSUMER CYCLICAL
   (COST $1,228,828)                                         1,252,437
---------------------------------------------------------------------
CONSUMER STAPLES -- 2.6%
ALCOHOL -- 1.6%
Beringer Wines Estates*                        4,000          152,000
---------------------------------------------------------------------
                                                              152,000
---------------------------------------------------------------------
FOOD, HOUSE & PERSONAL -- 0.6%
Prime Medical Services*                        4,000           55,250
---------------------------------------------------------------------
                                                               55,250
---------------------------------------------------------------------
TOBACCO -- 0.4%
Standard Commercial                              100            1,656
Universal                                        900           37,013
---------------------------------------------------------------------
                                                               38,669
---------------------------------------------------------------------
 TOTAL CONSUMER STAPLES (COST $221,442)                       245,919
---------------------------------------------------------------------
ENERGY -- 2.6%
OIL & GAS SERVICES -- 2.6%
American Oilfield Divers*                        200            2,550
Atwood Oceanics*                               1,800           85,275
Cliffs Drilling*                               1,000           49,875
Tuboscope Vetco International*                 3,400           81,813
Weatherford Enterra*                             500           21,875
---------------------------------------------------------------------
                                                              241,388
---------------------------------------------------------------------
 TOTAL ENERGY (COST $219,752)                                 241,388
---------------------------------------------------------------------
FINANCE -- 30.7%
INSURANCE -- 1.6%
Allied Group                                     500           14,313
ARM Financial Group                            4,800          126,600
Fremont General                                  200           10,950
---------------------------------------------------------------------
                                                              151,863
---------------------------------------------------------------------
INVESTMENT -- 3.0%
Everen Capital                                 3,700          175,750
Raymond James Financial                        2,700          107,156
---------------------------------------------------------------------
                                                              282,906
---------------------------------------------------------------------
OTHER -- 3.9%
Charter One Financial                          1,000      $    63,125
Money Store (The)                              3,000           63,000
Orion Capital                                  1,500           69,656
R & G Financial, Cl B                          1,800           34,650
Xtra                                           2,300          134,838
---------------------------------------------------------------------
                                                              365,269
---------------------------------------------------------------------

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------
PBHG Small Cap Value Portfolio


SCHEDULE OF INVESTMENTS
As of December 31, 1997

---------------------------------------------------------------------
                                                            Market
Description                                 Shares           Value
---------------------------------------------------------------------
REGIONAL BANKS -- 12.7%
Bank Plus*                                       100            1,262
Bayonne Bancshares                             1,500           20,063
Colonial Bancgroup                               400           13,775
Commercial Bank of New York                    6,600          151,800
Dime Bancorp                                     200            6,050
First Essex Bancorp                            1,100           25,575
Firstfed Financial*                              900           34,875
MAF Bancorp                                   10,700          378,512
North Fork Bank NY                             4,000          134,250
SIS Bancorp                                      200            8,037
Trans Financial                                  500           19,438
Webster Financial                              3,400          226,100
Westamerica Bancorp                              900           92,025
WSFS Financial*                                3,300           66,000
---------------------------------------------------------------------
                                                            1,177,762
---------------------------------------------------------------------
REAL ESTATE/REITS -- 9.5%
Berkshire Realty                              12,800          153,600
Colonial Properties Trust                      5,700          171,713
Crossman Communities*                          4,000          110,500
Developers Diversified Realty                  3,200          122,400
Eastgroup Properties                           2,900           62,712
Highwoods Properties                           3,100          115,281
Pennsylvania Real Estate Investment
 Trust                                         5,000          122,812
Weingarten Realty Investment                     600           26,888
---------------------------------------------------------------------
                                                              885,906
---------------------------------------------------------------------
 TOTAL FINANCE (COST $2,690,618)                            2,863,706
---------------------------------------------------------------------
HEALTHCARE -- 1.1%
DRUGS & HEALTH CARE -- 1.1%
Arrow International                            1,000           37,000
Beverly Enterprises*                             400            5,200
Ocular Sciences*                               2,200           57,750
---------------------------------------------------------------------
                                                               99,950
---------------------------------------------------------------------
 TOTAL HEALTHCARE (COST $93,738)                               99,950
---------------------------------------------------------------------
MISCELLANEOUS -- 0.4%
MISCELLANEOUS -- 0.4%
Advo Systems*                                  1,300           25,350
Prime Hospitality*                               400            8,150
---------------------------------------------------------------------
                                                               33,500
---------------------------------------------------------------------
 TOTAL MISCELLANEOUS (COST $36,552)                            33,500
---------------------------------------------------------------------
TECHNOLOGY -- 11.7%
COMPUTERS/NETWORKING -- 1.7%
Box Hill Systems*                                400            4,175
Scansource*                                    1,800           36,000
Sequent Computer*                              5,800          116,000
---------------------------------------------------------------------
                                                              156,175
---------------------------------------------------------------------

----------------------------------------------------------------------
                                          Shares/Face        Market
Description                                 Amount            Value
----------------------------------------------------------------------
ELECTRONICS & INSTRUMENTATION -- 4.3%
Autodesk                                       4,800       $   177,600
CHS Electronics*                               7,000           119,875
Smart Modular Technologies*                    4,500           103,500
----------------------------------------------------------------------
                                                               400,975
----------------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES -- 0.8%
AEHR Test Systems*                               800             6,400
HMT Technology*                                2,500            32,500
Hon Industries                                   100             5,900
Knoll*                                         1,000            32,125
----------------------------------------------------------------------
                                                                76,925
----------------------------------------------------------------------
SOFTWARE/SOFTWARE SERVICES -- 4.9%
American Power Conversion*                       300             7,088
Great Plains Software*                         1,000            27,250
INSO*                                          1,500            17,344
QAD*                                           2,900            36,612
Symantec*                                     12,000           263,250
Vanstar*                                       9,600           108,600
----------------------------------------------------------------------
                                                               460,144
----------------------------------------------------------------------
 TOTAL TECHNOLOGY (COST $1,126,993)                          1,094,219
----------------------------------------------------------------------
TRANSPORTATION -- 9.1%
TRANSPORTATION 9.1%
Alaska Airgroup*                               1,300            50,375
America West Holdings*                         2,000            37,250
American Freightways*                         10,800           106,650
Arkansas Best*                                   200             1,950
CNF Transportation                             5,000           191,875
Consolidated Freightways*                        300             4,088
Fritz Companies*                                 300             4,182
Greenbrier Companies                             900            15,581
Kitty Hawk*                                      200             3,850
Midway Airlines*                               9,000           136,125
US Freightways                                 3,000            97,500
Willis Lease Finance*                          9,000           157,500
Yellow*                                        1,500            37,688
----------------------------------------------------------------------
                                                               844,614
----------------------------------------------------------------------
 TOTAL TRANSPORTATION (COST $896,899)                          844,614
----------------------------------------------------------------------
 Total Common Stocks (Cost $7,548,441)                       7,732,170
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 14.9%
Lehman Brothers
 5.61% dated 12/31/97, matures 01/02/98,
 repurchase price $1,393,343
 (collaterized by U.S. Treasury Note:
 total market value $1,432,333)(A)        $1,392,913         1,392,913
----------------------------------------------------------------------
 Total Repurchase Agreement (Cost $1,392,913)                1,392,913
----------------------------------------------------------------------
 TOTAL INVESTMENTS -- 97.9% (COST $8,941,354)                9,125,083
----------------------------------------------------------------------

* Non-income producing security
(A) -- Tri-party repurchase agreement
 Cl -- Class

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------
PBHG Technology & Communications Portfolio

SCHEDULE OF INVESTMENTS
As of December 31, 1997

---------------------------------------------------------------------
                                                            Market
Description                                  Shares          Value
---------------------------------------------------------------------
COMMON STOCKS -- 76.3%
ENERGY -- 0.8%
SERVICE & EQUIPMENT -- 0.8%
Input/Output*                                  2,500      $    74,219
---------------------------------------------------------------------
                                                               74,219
---------------------------------------------------------------------
TOTAL ENERGY (COST $73,776)                                    74,219
---------------------------------------------------------------------
HEALTH -- 6.5%
CONTRACT RESEARCH -- 2.0%
Applied Analytical*                              200            3,300
Parexel International*                         2,400           88,800
Quintiles Transnational*                       2,300           87,975
---------------------------------------------------------------------
                                                              180,075
---------------------------------------------------------------------
DRUGS/PHARMACEUTICALS -- 1.1%
Dura Pharmaceuticals*                          2,200          100,925
---------------------------------------------------------------------
                                                              100,925
---------------------------------------------------------------------
INFORMATION SYSTEMS -- 0.1%
Daou Systems*                                    100            3,125
HBO & Company                                    200            9,600
---------------------------------------------------------------------
                                                               12,725
---------------------------------------------------------------------
MEDICAL DEVICES -- 1.9%
Arterial Vascular Engineer*                    2,700          175,500
---------------------------------------------------------------------
                                                              175,500
---------------------------------------------------------------------
MEDICAL EQUIPMENT -- 1.4%
ESC Medical Systems Limited*                   3,300          127,875
---------------------------------------------------------------------
                                                              127,875
---------------------------------------------------------------------
TOTAL HEALTH (COST $561,515)                                  597,100
---------------------------------------------------------------------
SERVICE -- 15.1%
INFORMATION/COMPUTER SERVICES -- 1.0%
Meta Group*                                    4,100           90,200
---------------------------------------------------------------------
                                                               90,200
---------------------------------------------------------------------
PRINTING SERVICES/FORMS -- 0.1%
Consolidated Graphics*                           200            9,325
---------------------------------------------------------------------
                                                                9,325
---------------------------------------------------------------------
SYSTEMS INTEGRATOR -- 8.9%
Cambridge Technology Partners*                 6,500          270,562
ECSoft Group ADR*                              7,300          131,400
Information Management Resources*              1,900           71,250
Intelligroup*                                  8,000          153,000
Keane*                                         3,800          154,375
Technology Solutions*                          1,200           31,650
---------------------------------------------------------------------
                                                              812,237
---------------------------------------------------------------------
TRANSACTION PROCESSING -- 5.1%
Ace*Comm*                                      4,400           51,975
Concord EFS*                                   4,300          106,963
National Data                                  2,100           75,862
Saville Systems ADR*                           5,600          232,400
---------------------------------------------------------------------
                                                              467,200
---------------------------------------------------------------------
TOTAL SERVICE (COST $1,050,635)                             1,378,962
---------------------------------------------------------------------

---------------------------------------------------------------------
                                                            Market
Description                                  Shares          Value
---------------------------------------------------------------------
TECHNOLOGY -- 53.9%
CABLES/FIBEROPTICS -- 2.4%
Cable Design Technologies*                     5,700      $   221,587
---------------------------------------------------------------------
                                                              221,587
---------------------------------------------------------------------
CONTRACT MANUFACTURING -- 2.8%
International Manufacturing Services*          6,500           47,125
Sanmina*                                       3,132          212,193
---------------------------------------------------------------------
                                                              259,318
---------------------------------------------------------------------
DATA STORAGE -- 2.3%
Box Hill Systems*                              4,400           45,925
Network Appliance*                             4,600          163,300
---------------------------------------------------------------------
                                                              209,225
---------------------------------------------------------------------
DESIGN AUTOMATION SOFTWARE -- 1.4%
Cadence Design Systems*                        5,300          129,850
---------------------------------------------------------------------
                                                              129,850
---------------------------------------------------------------------
EMBEDDED SOFTWARE -- 0.8%
Wind River Systems*                            1,800           71,437
---------------------------------------------------------------------
                                                               71,437
---------------------------------------------------------------------
GRAPHIC/IMAGE PROCESSING -- 1.5%
Electronics For Imaging*                       8,200          136,325
---------------------------------------------------------------------
                                                              136,325
---------------------------------------------------------------------
NETWORKING HARDWARE -- 2.3%
Bay Networks*                                  8,200          209,612
---------------------------------------------------------------------
                                                              209,612
---------------------------------------------------------------------
NETWORKING SOFTWARE -- 2.4%
Network Associates*                            2,700          142,762
Veritas Software*                              1,500           76,500
---------------------------------------------------------------------
                                                              219,262
---------------------------------------------------------------------
PC-PERIPHERALS MANUFACTURING -- 0.9%
Encad*                                           800           22,000
Neomagic*                                      4,400           56,100
---------------------------------------------------------------------
                                                               78,100
---------------------------------------------------------------------
PRECISION INSTRUMENTS -- 2.4%
Lecroy*                                        3,200           96,800
Remec*                                         5,100          114,750
---------------------------------------------------------------------
                                                              211,550
---------------------------------------------------------------------
SEMI-CONDUCTOR MANUFACTURING -- 5.3%
C.P. Clare*                                    2,900           37,700
Galileo Technology*                              600           17,325
Integrated Circuit Systems*                    2,600           74,100
Microchip Technology*                          7,000          210,000
Pericom Semiconductor*                         4,100           29,981
Vitesse Semiconductor*                         3,000          113,250
---------------------------------------------------------------------
                                                              482,356
---------------------------------------------------------------------
SEMI-CONDUCTOR PRODUCTION EQUIPMENT -- 2.3%
Kulicke & Soffa Industries*                    1,600           29,800
PRI Automation*                                3,700          106,838
Speedfam International*                        2,900           76,850
---------------------------------------------------------------------
                                                              213,488
---------------------------------------------------------------------
SEMI-CONDUCTOR TESTING EQUIPMENT -- 1.5%
ADE Corporation*                               3,500           61,250
ASE Test Limited*                              1,100           71,913
---------------------------------------------------------------------
                                                              133,163
---------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------
PBHG Technology & Communications Portfolio

---------------------------------------------------------------------
                                                            Market
Description                                  Shares          Value
---------------------------------------------------------------------
SOFTWARE-CLIENT/SERVER -- 5.4%
Citrix Systems*                                4,900      $   372,400
Documentum*                                    2,500          105,313
Smallworldwide ADR*                              800           17,500
---------------------------------------------------------------------
                                                              495,213
---------------------------------------------------------------------
SOFTWARE-DESKTOP -- 0.6%
Cybermedia*                                    3,600           54,225
---------------------------------------------------------------------
                                                               54,225
---------------------------------------------------------------------
SOFTWARE-MANUFACTURING -- 3.6%
Simulation Sciences*                           3,300           52,800
Technomatix Technologies*                      8,200          276,750
---------------------------------------------------------------------
                                                              329,550
---------------------------------------------------------------------
SOFTWARE-OTHER -- 0.5%
JDA Software Group*                              400           14,000
Lernout & Hauspie*                               600           27,900
OSHAP Technologies Limited*                      400            3,950
---------------------------------------------------------------------
                                                               45,850
---------------------------------------------------------------------
TELECOMMUNICATIONS COMPONENTS -- 3.3%
P-Com*                                         9,300          160,425
Powerwave Technology*                          2,500           42,031
Sawtek*                                        3,800          100,225
---------------------------------------------------------------------
                                                              302,681
---------------------------------------------------------------------

----------------------------------------------------------------------
                                          Shares/Face        Market
Description                                 Amount            Value
----------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 10.9%
ADC Telecommunications*                          100       $     4,175
Advanced Fibre Communications*                 6,300           183,488
Geotel Communications*                           800            12,500
Pairgain Technologies*                         6,900           133,688
Tekelec*                                       3,300           100,650
Teledata Communications*                       9,000           164,250
Tellabs*                                       5,800           306,675
World Access*                                  3,600            85,950
----------------------------------------------------------------------
                                                               991,376
----------------------------------------------------------------------
VOICE/CALL TRANSACTIONS PROCESSING -- 1.3%
Comverse Technology*                             600            23,400
Nice Systems Limited ADR*                      2,200            92,400
----------------------------------------------------------------------
                                                               115,800
----------------------------------------------------------------------
TOTAL TECHNOLOGY (COST $5,294,682)                           4,909,968
----------------------------------------------------------------------
Total Common Stocks (Cost $6,980,608)                        6,960,249
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 18.9%
Lehman Brothers
 5.61%, dated 12/31/97, matures
   01/02/98, repurchase price $1,723,343
   (collateralized by U.S. Treasury
   Note: total market value
   $1,771,567)(A)                         $1,722,811         1,722,811
----------------------------------------------------------------------
Total Repurchase Agreement (Cost $1,722,811)                 1,722,811
----------------------------------------------------------------------
 TOTAL INVESTMENTS -- 95.2%
   (COST $8,703,419)                                         8,683,060
----------------------------------------------------------------------

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt

The accompanying notes are an integral part of the financial statements.

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------
PBHG Select 20 Portfolio

STATEMENT OF NET ASSETS
As of December 31, 1997

--------------------------------------------------------------------
                                                           Market
Description                                 Shares          Value
--------------------------------------------------------------------
COMMON STOCKS -- 79.4%
CONSUMER -- 7.3%
FUNERAL SERVICES -- 3.2%
Service Corp. International                   6,600      $   243,787
--------------------------------------------------------------------
                                                             243,787
--------------------------------------------------------------------
MISCELLANEOUS-CONSUMER PRODUCTS -- 4.1%
Cendant*                                      9,131          313,878
--------------------------------------------------------------------
                                                             313,878
--------------------------------------------------------------------
 TOTAL CONSUMER (COST $515,704)                              557,665
--------------------------------------------------------------------
ENERGY -- 3.6%
SERVICE & EQUIPMENT -- 3.6%
Schlumberger Limited                          3,400          273,700
--------------------------------------------------------------------
                                                             273,700
--------------------------------------------------------------------
 TOTAL ENERGY (COST $286,529)                                273,700
--------------------------------------------------------------------
FINANCIAL -- 6.8%
CONSUMER FINANCE -- 3.4%
Associates First Capital                      3,600          256,050
--------------------------------------------------------------------
                                                             256,050
--------------------------------------------------------------------
MORTGAGE RELATED -- 3.4%
MGIC Investment                               3,900          259,350
--------------------------------------------------------------------
                                                             259,350
--------------------------------------------------------------------
 TOTAL FINANCIAL (COST $473,344)                             515,400
--------------------------------------------------------------------
HEALTH -- 15.0%
DRUGS/PHARMACEUTICALS -- 4.3%
Lilly (Eli) & Company                         4,700          327,237
--------------------------------------------------------------------
                                                             327,237
--------------------------------------------------------------------
INFORMATION SYSTEMS -- 5.0%
HBO & Company                                 8,000          384,000
--------------------------------------------------------------------
                                                             384,000
--------------------------------------------------------------------
MEDICAL EQUIPMENT -- 1.6%
Guidant                                       1,900          118,275
--------------------------------------------------------------------
                                                             118,275
--------------------------------------------------------------------
SPECIAL OUTPATIENT FACILITY -- 4.1%
Healthsouth*                                 11,300          313,575
--------------------------------------------------------------------
                                                             313,575
--------------------------------------------------------------------
 TOTAL HEALTH (COST $1,081,405)                            1,143,087
--------------------------------------------------------------------
SERVICE -- 12.2%
COMMUNICATIONS SERVICES -- 4.9%
WorldCom*                                    12,300          372,075
--------------------------------------------------------------------
                                                             372,075
--------------------------------------------------------------------
ENVIRONMENTAL -- 3.3%
USA Waste Services*                           6,400          251,200
--------------------------------------------------------------------
                                                             251,200
--------------------------------------------------------------------
RADIO/TELEVISION -- 4.0%
Clear Channel Communications*                 3,900          309,806
--------------------------------------------------------------------
                                                             309,806
--------------------------------------------------------------------
 TOTAL SERVICE (COST $917,104)                               933,081
--------------------------------------------------------------------

----------------------------------------------------------------------
                                          Shares/Face        Market
Description                                 Amount            Value
----------------------------------------------------------------------
TECHNOLOGY -- 34.5%
COMPUTER-MANUFACTURING -- 3.4%
Dell Computer*                                 3,100       $   260,400
----------------------------------------------------------------------
                                                               260,400
----------------------------------------------------------------------
DATA STORAGE -- 4.1%
EMC*                                          11,400           312,788
----------------------------------------------------------------------
                                                               312,788
----------------------------------------------------------------------
NETWORKING HARDWARE -- 4.9%
Cisco Systems*                                 6,650           370,738
----------------------------------------------------------------------
                                                               370,738
----------------------------------------------------------------------
SOFTWARE-ENTERPRISE RESOURCE PLANNING -- 4.4%
PeopleSoft*                                    8,600           335,400
----------------------------------------------------------------------
                                                               335,400
----------------------------------------------------------------------
SOFTWARE-INTERNET -- 4.0%
America OnLine*                                3,400           303,238
----------------------------------------------------------------------
                                                               303,238
----------------------------------------------------------------------
SOFTWARE-SYSTEMS/MAINFRAME -- 4.7%
BMC Software*                                  5,500           360,937
----------------------------------------------------------------------
                                                               360,937
----------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 9.0%
Lucent Technologies                            4,300           343,462
Tellabs*                                       6,400           338,400
----------------------------------------------------------------------
                                                               681,862
----------------------------------------------------------------------
 TOTAL TECHNOLOGY (COST $2,574,191)                          2,625,363
----------------------------------------------------------------------
   Total Common Stocks
     (Cost $5,848,277)                                       6,048,296
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 26.0%
Lehman Brothers
 5.61% dated 12/31/97, matures 01/02/98,
   repurchase price $1,980,146
   (collateralized by U.S. Treasury
   Note: total market value
   $2,035,555)(A)                         $1,979,535         1,979,535
----------------------------------------------------------------------
   Total Repurchase Agreement
     (Cost $1,979,535)                                       1,979,535
----------------------------------------------------------------------
TOTAL INVESTMENTS -- 105.4%
 (COST $7,827,812)                                           8,027,831
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (5.4%)
Other Assets and Liabilities, Net                             (411,140)
----------------------------------------------------------------------
NET ASSETS
Paid-in-capital (authorized 500 million
 shares - $0.001 par value) based on
 759,437 outstanding shares of common
 stock                                                       7,469,000
Undistributed net investment income                              3,212
Accumulated net realized loss on investment                    (55,540)
Net unrealized appreciation on investments                     200,019
----------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                 $ 7,616,691
----------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                                           $     10.03
----------------------------------------------------------------------

* Non-income producing security
(A) -- Tri-party repurchase agreement

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

                                                                 PBHG         PBHG            PBHG
                                                              Large Cap     Small Cap     Technology &
                                                                Value         Value      Communications
                                                              Portfolio     Portfolio      Portfolio
-------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $1,365,616, $7,548,441 and
    $6,980,608 respectively)................................  $1,414,356   $ 7,732,170     $6,960,249
  Repurchase agreement, at value (Cost $21,942, $1,392,913
    and $1,722,811 respectively)............................      21,942     1,392,913      1,722,811
  Receivable for fund shares sold...........................      33,049       836,404        902,261
  Receivable for investments sold...........................     180,403       233,552          2,583
  Receivable from Advisor...................................       6,366         4,770          4,592
  Organizational costs......................................      10,693        10,693          9,595
  Dividends and interest receivable.........................       1,207         3,169            190
                                                              ----------   -----------     ----------
  Total Assets..............................................   1,668,016    10,213,671      9,602,281
                                                              ----------   -----------     ----------

LIABILITIES:
  Payable for investment securities purchased...............     102,061       883,514        476,609
  Payable for fund shares redeemed..........................          --            --            117
  Accrued expenses..........................................       5,460         8,695          8,283
                                                              ----------   -----------     ----------
  Total Liabilities.........................................     107,521       892,209        485,009
                                                              ----------   -----------     ----------

NET ASSETS:
  Paid-in-capital (authorized 500 million shares -- $0.001
    par value) based on 149,619, 889,288 and 875,916
    outstanding shares of common stock, respectively........   1,521,632     9,088,046      9,219,094
  Undistributed net investment income.......................       2,860         7,795          3,003
  Accumulated net realized gain (loss) on investments.......     (12,737)       41,892        (84,466)
  Net unrealized appreciation (depreciation) on
    investments.............................................      48,740       183,729        (20,359)
                                                              ----------   -----------     ----------
  Net assets................................................  $1,560,495   $ 9,321,462     $9,117,272
                                                              ----------   -----------     ----------
                                                              ----------   -----------     ----------
  Net Asset Value, Offering Price and Redemption Price Per
    Share...................................................  $    10.43   $     10.48     $    10.41
                                                              ----------   -----------     ----------
                                                              ----------   -----------     ----------

The accompanying notes are an integral part of the financial statements.

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1997

                                                                          PBHG           PBHG            PBHG
                                                           PBHG        Large Cap      Small Cap      Technology &        PBHG
                                                        Growth II        Value          Value       Communications    Select 20
                                                        Portfolio      Portfolio      Portfolio       Portfolio       Portfolio
                                                       ------------   ------------   ------------   --------------   ------------
                                                       05/01/97(1)    10/29/97(1)    10/29/97(1)     05/01/97(1)     09/26/97(1)
                                                            to             to             to              to              to
                                                         12/31/97       12/31/97       12/31/97        12/31/97        12/31/97
                                                       ------------   ------------   ------------   --------------   ------------
INVESTMENT INCOME:
  Dividends.........................................     $  1,820       $ 2,301        $  6,699       $      56        $  1,173
  Interest..........................................       27,273         2,054           7,789          12,581           9,671
                                                         --------       -------        --------       ---------        --------
    Total Investment Income.........................       29,093         4,355          14,488          12,637          10,844
                                                         --------       -------        --------       ---------        --------
Expenses:
  Investment Advisory Fees..........................       22,720           972           5,577           6,824           5,406
  Administrative Fees...............................        4,009           224             837           1,204             954
  Custodian Fees....................................        6,918         1,175           1,175           2,883           1,350
  Professional Fees.................................       20,231         2,033           2,662           3,731           3,155
  Transfer Agent Fees...............................       14,822         3,336           3,337          14,589           3,339
  Printing Fees.....................................       16,408           711             923           1,589           1,280
  Directors' Fees...................................       26,599         2,672           2,586           5,596           3,266
  Registration and Filing Fees......................        3,031           449           2,681           2,720           2,203
  Amortization of Deferred Organizational Costs.....        1,488           389             389           1,487             577
  Pricing and Other Fees............................          333            55             101             246              66
                                                         --------       -------        --------       ---------        --------
    Total Expenses..................................      116,559        12,016          20,268          40,869          21,596
                                                         --------       -------        --------       ---------        --------
  Waiver of Investment Advisory Fees................      (22,720)         (972)         (5,577)         (6,824)         (5,406)
  Reimbursement of Other Expenses by Advisor........      (61,764)       (9,549)         (7,998)        (24,411)         (8,558)
                                                         --------       -------        --------       ---------        --------
    Net Expenses....................................       32,075         1,495           6,693           9,634           7,632
                                                         --------       -------        --------       ---------        --------
NET INVESTMENT INCOME (LOSS)........................       (2,982)        2,860           7,795           3,003           3,212
                                                         --------       -------        --------       ---------        --------
Net Realized Gain (Loss) from Security
  Transactions......................................     (287,267)      (12,737)         41,892         (84,466)        (55,540)
Net Change in Unrealized Appreciation (Depreciation)
  on Investments....................................      252,838        48,740         183,729         (20,359)        200,019
                                                         --------       -------        --------       ---------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS.......................................      (34,429)       36,003         225,621        (104,825)        144,479
                                                         --------       -------        --------       ---------        --------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................     ($37,411)      $38,863        $233,416       ($101,822)       $147,691
                                                         --------       -------        --------       ---------        --------
                                                         --------       -------        --------       ---------        --------

1. Commencement of operations.

The accompanying notes are an integral part of the financial statements.

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1997

                                                                                                         PBHG
                                                     PBHG            PBHG              PBHG          Technology &        PBHG
                                                  Growth II     Large Cap Value   Small Cap Value   Communications    Select 20
                                                  Portfolio        Portfolio         Portfolio        Portfolio       Portfolio
                                                 ------------   ---------------   ---------------   --------------   ------------
                                                 05/01/97(1)      10/29/97(1)       10/29/97(1)      05/01/97(1)     09/26/97(1)
                                                      to              to                to                to              to
                                                   12/31/97        12/31/97          12/31/97          12/31/97        12/31/97
                                                 ------------   ---------------   ---------------   --------------   ------------
INVESTMENT ACTIVITIES:
 Net Investment Income (Loss)..................       (2,982)          2,860             7,795            3,003           3,212
 Net Realized Gain (Loss) from Security
   Transactions................................     (287,267)        (12,737)           41,892          (84,466)        (55,540)
 Net Change in Unrealized Appreciation
   (Depreciation) on Investments...............      252,838          48,740           183,729          (20,359)        200,019
                                                  ----------       ---------         ---------        ---------       ---------
 Net Increase (Decrease) in Net Assets
   Resulting from Operations...................      (37,411)         38,863           233,416         (101,822)        147,691
                                                  ----------       ---------         ---------        ---------       ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net Investment Income.........................           --              --                --               --              --
 Net Realized Gains from Security
   Transactions................................           --              --                --               --              --
                                                  ----------       ---------         ---------        ---------       ---------
 Total Distributions...........................           --              --                --               --              --
                                                  ----------       ---------         ---------        ---------       ---------
CAPITAL SHARE TRANSACTIONS (A):
 Shares Issued.................................   11,463,502       1,583,152         9,214,689        9,461,619       7,464,127
 Shares Issued upon Reinvestment of
   Distributions...............................           --              --                --               --              --
 Shares Redeemed...............................   (1,206,931)        (78,220)         (143,343)        (259,125)        (11,727)
                                                  ----------       ---------         ---------        ---------       ---------
 Increase in Net Assets Derived from
   Capital Share Transactions..................   10,256,571       1,504,932         9,071,346        9,202,494       7,452,400
                                                  ----------       ---------         ---------        ---------       ---------
 Total Increase in Net Assets..................   10,219,160       1,543,795         9,304,762        9,100,672       7,600,091
                                                  ----------       ---------         ---------        ---------       ---------
NET ASSETS:
 Beginning of Period(2)........................       16,700          16,700            16,700           16,600          16,600
                                                  ----------       ---------         ---------        ---------       ---------
 End of Period.................................   10,235,860       1,560,495         9,321,462        9,117,272       7,616,691
                                                  ----------       ---------         ---------        ---------       ---------
                                                  ----------       ---------         ---------        ---------       ---------
(A)SHARES ISSUED AND REDEEMED:
 Shares Issued.................................    1,062,206         155,675           901,727          896,043         758,995
 Shares Issued upon Reinvestment of
   Distributions...............................           --              --                --               --              --
 Shares Redeemed...............................     (111,711)         (7,726)          (14,109)         (21,787)         (1,218)
                                                  ----------       ---------         ---------        ---------       ---------
 Net Increase in Shares Outstanding............      950,495         147,949           887,618          874,256         757,777
                                                  ----------       ---------         ---------        ---------       ---------
                                                  ----------       ---------         ---------        ---------       ---------

1. Commencement of operations.

2. The Beginning of Period number reflects the initial capitalization of the Portfolio.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For the period ended December 31, 1997
For a Share Outstanding Throughout each Period


                           Net                                                                        Net
                          Asset        Net        Realized and     Distributions   Distributions     Asset
                          Value     Investment     Unrealized        from Net          from          Value
                        Beginning     Income     Gains or Losses    Investment        Capital         End       Total
                        of Period     (Loss)      on Securities       Income           Gains       of Period   Return**
-----------------------------------------------------------------------------------------------------------------------

-------------------------
PBHG GROWTH II PORTFOLIO
-------------------------

1997(1)...              $   10.00           --   $          0.75              --        --         $ 10.75         7.50%

---------------------------------
PBHG LARGE CAP VALUE PORTFOLIO
---------------------------------

1997(2)...              $   10.00   $     0.02   $          0.41              --        --         $ 10.43         4.30%

---------------------------------
PBHG SMALL CAP VALUE PORTFOLIO
---------------------------------

1997(2)...              $   10.00   $     0.01   $          0.47              --        --         $ 10.48         4.80%

-----------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO
-----------------------------------------------

1997(1)...              $   10.00           --   $          0.41              --        --         $ 10.41         4.10%

-------------------------
PBHG SELECT 20 PORTFOLIO
-------------------------

1997(3)...              $   10.00           --   $          0.03              --        --         $ 10.03         0.30%


                                                                                   Ratio
                                                                                   of Net
                                                                      Ratio        Income
                                                       Ratio       of Expenses     (Loss)
                           Net          Ratio         of Net       to Average    to Average
                         Assets      of Expenses   Income (Loss)   Net Assets    Net Assets      Portfolio       Average
                           End       to Average     to Average     (Excluding    (Excluding      Turnover       Commission
                        of Period    Net Assets     Net Assets      Waivers)      Waivers)         Rate            Rate
---------------------------------------------------------------------------------------------------------------------------
-------------------------
PBHG GROWTH II PORTFOLIO
-------------------------

1997(1)...              $10,235,860      1.20%*        (0.11)%*        4.38%*        (3.29)%*       44.57%         $0.0386

---------------------------------
PBHG LARGE CAP VALUE PORTFOLIO
---------------------------------

1997(2)...              $ 1,560,495      1.00%*         1.91 %*        8.04%*        (5.13)%*       68.93%         $0.0591

---------------------------------
PBHG SMALL CAP VALUE PORTFOLIO
---------------------------------

1997(2)...              $ 9,321,462      1.20%*         1.40 %*        3.63%*        (1.03)%*       41.14%         $0.0569

-----------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO
-----------------------------------------------

1997(1)...              $ 9,117,272      1.20%*         0.37 %*        5.09%*        (3.52)%*       69.34%         $0.0465

-------------------------
PBHG SELECT 20 PORTFOLIO
-------------------------

1997(3)...              $ 7,616,691      1.20%*         0.51 %*        3.36%*        (1.65)%*       18.53%         $0.0561




 * Annualized.
** Total returns have not been annualized.
(1) The PBHG Growth II and PBHG Technology & Communications Portfolios commenced operations on May 1, 1997.
(2) The PBHG Large Cap Value and PBHG Small Cap Value Portfolios commenced operations on October 29, 1997.
(3) The PBHG Select 20 Portfolio commenced operations on September 26, 1997. Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
As of December 31, 1997

1. ORGANIZATION

The PBHG Insurance Series Fund, Inc. (the "Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of six Portfolios: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the PBHG Small Cap Value Portfolio (the "Small Cap Value Portfolio"), the PBHG Large Cap Value Portfolio (the "Large Cap Value Portfolio"), the PBHG Technology & Communications Portfolio (the Technology & Communications Portfolio) and the PBHG Select 20 Portfolio (the "Select 20 Portfolio") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Select 20 Portfolio which is classified as a nondiversified management investment company. The financial statements presented herein do not include the Large Cap Growth Portfolio which is presented separately. Each Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. At December 31, 1997, the following percentage of outstanding shares of the portfolios were held by the separate accounts of the number of participating Insurance Companies listed below:

                              Percentage of           Number of
        Portfolio           Outstanding Shares   Insurance Companies
        ---------           ------------------   -------------------
Growth II Portfolio           69%, 22%               2
Large Cap Value Portfolio     80%, 20%               2
Small Cap Value Portfolio        94%                 1
Technology &
  Communications
  Portfolio                      82%                 1
Select 20 Portfolio*             92%                 1

* This insurance company has committed to maintain its $1 million initial contribution for the first full year of portfolio operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION -- Investment securities of the Portfolios that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price on each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the mean between the most recent bid price and asked price.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income of each Portfolio are declared annually, if available. Distributions of net realized capital gains, of each Portfolio, are generally made to shareholders annually, if available. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent difference as of December 31, 1997, attributable to a net operating loss which for tax purposes is not available to offset future income, has been reclassified to the following account:

                                                  Paid-in-Capital
                                                  ---------------
Growth II Portfolio............................        2,982

This reclassification has no effect on net assets or net asset value per share.

FEDERAL INCOME TAXES -- It is each Portfolio's intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day by dividing the total value of each Portfolio's assets, less liabilities, by the number of shares outstanding.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by Pilgrim Baxter & Associates, Ltd. (the "Adviser") ensure that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets.

All organizational costs incurred in connection with the start up of the Fund have been equally allocated to each Portfolio and are being amortized on a straight line basis over a period of sixty months. In the event that any of the initial shares of each Portfolio are redeemed by any holder thereof during the period that each Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the Growth II, Technology & Communications and Select 20 Portfolios' average daily net assets, 1.00% of the Small Cap Value Portfolio's average daily net assets, and 0.65% of the Large Cap Value Portfolio's average daily net assets. In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). The Adviser has agreed to waive or limit its fees and to assume other expenses of each Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20% of the average daily net assets of the Growth II, Small Cap Value, Technology & Communications and Select 20 Portfolios and to not more than 1.00% of the average daily net assets of the Large Cap Value Portfolio, respectively. Reimbursement by each Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made at a later date when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the total operating expense percentages described above. Consequently, no reimbursement by the Portfolio will be made unless: (i) a Portfolio's assets exceed $75 million; (ii) a Portfolio's total annual expense ratio is less than that listed above, and (iii) the payment of such reimbursement is approved by the Board of Directors on a quarterly basis. At December 31, 1997, the amount of advisory fee waiver and reimbursement of third party expenses by the Advisor subject to reimbursement were as follows:


Growth II Portfolio                                  $84,484
Large Cap Value Portfolio                            $10,521
Small Cap Value Portfolio                            $13,575
Technology & Communications Portfolio                $31,235
Select 20 Portfolio                                  $13,964

Pilgrim Baxter Value Investors, Inc. (formerly Newbold's Asset Management, Inc.), a wholly-owned subsidiary of the Adviser serves as the sub-advisor to the Large Cap Value Portfolio and the Small Cap Value Portfolio. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Pilgrim Baxter Value Investors receives a fee from the Adviser at an annual rate of 0.40%, and 0.65%, respectively, of the average daily net assets of the Large Cap Value Portfolio and Small Cap Value Portfolio. Pilgrim Baxter Value Investors, Inc. receives no fees directly from the Large Cap Value Portfolio or the Small Cap Value Portfolio.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Fund Resources (the "Sub-Administrator"). The Sub-Administrator is an affiliate of the Fund's distributor and assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee at the annual rate of 0.07% of the average daily net assets of each Portfolio with respect to $2.5 billion of the total average daily net assets of (i) the Fund, and (ii) The PBHG Funds, Inc., another family of funds managed by the Advisor, and a fee at the annual rate of 0.025% of the average daily net assets of each Portfolio with respect to the total daily net assets of (i) the Fund and (ii) The PBHG Funds, Inc. in excess of $2.5 billion.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. Corestates Bank, N.A. serves as the custodian for the Fund.

Effective January 2, 1998 the Fund entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with UAM Shareholder Service Center, Inc. to assist in the provision of those services.

Certain officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for each Portfolios for the period from its commencement of operations through December 31, 1997 were as follows:

                                       Purchases      Sales
                                       ----------   ---------
Growth II Portfolio                    10,778,502   1,622,537
Large Cap Value Portfolio               1,828,153     449,800
Small Cap Value Portfolio               8,714,717   1,208,169
Technology & Communications Portfolio   7,880,992     815,918
Select 20 Portfolio                     6,314,267     410,450

The aggregate gross unrealized appreciation and depreciation of securities held by the Portfolios and the total cost of securities for Federal income tax purposes at December 31, 1997 are as follows:

                                                          Net
                                                       Unrealized
                        Unrealized     Unrealized    Appreciation/
                       Appreciation   Depreciation   (Depreciation)
                       ------------   ------------   --------------
Growth II Portfolio        696,088       443,250         252,838
Large Cap Value
  Portfolio                 57,436         8,696          48,740
Small Cap Value
  Portfolio                387,044       203,315         183,729
Technology &
  Communications
  Portfolio                466,468       486,827         (20,359)
Select 20 Portfolio        302,265       102,246         200,019

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
As of December 31, 1997

The total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes at December 31, 1997 was not materially different from amounts reported for financial reporting purposes.

The following Portfolios had capital loss carryforwards at December 31, 1997, that can be used to offset future capital gains.


                                          Capital Loss Carryforward
                                             Expires 12/31/2005
                                          -------------------------
Growth II Portfolio....................          267,017
Large Cap Value Portfolio..............           12,083
Technology & Communications
  Portfolio............................           21,241
Select 20 Portfolio....................           55,142


5.  LINE OF CREDIT

Each Portfolio may borrow, an amount up to its prospectus defined limitations, from a committed line of credit available to (i) the Fund and (ii) The PBHG Funds, Inc. The line of credit will bear interest at the Federal Funds Rate plus 0.40%. No Portfolio had an outstanding borrowing at December 31, 1997, or at any time during the period from May 1, 1997 (commencement of operations) through December 31, 1997.

----------------------------------------------------------------

CONSENT OF SOLE SHAREHOLDER (UNAUDITED)

On March 10, 1997, the sole shareholder of each Portfolio approved the following appointments: Pilgrim Baxter & Associates, Ltd. as investment adviser to the Portfolios, Pilgrim Baxter Value Investors, Inc. (formerly Newbold's Asset Management, Inc.) as investment sub-adviser to the Small Cap Value and Large Cap Value Portfolios, PBHG Fund Services as administrator to the Portfolios, SEI Fund Resources as sub-administrator to the Portfolios and SEI Investments Distribution Co. to serve as distributor of the shares of the Portfolios.

PBHG INSURANCE SERIES FUND, INC.
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
  OF PBHG INSURANCE SERIES FUND, INC.:

We have audited the statements of net assets of the PBHG Growth II and PBHG Select 20 Portfolios, and the statements of assets and liabilities, including the schedules of investments, of the PBHG Large Cap Value, PBHG Small Cap Value, and PBHG Technology & Communications Portfolios of PBHG Insurance Series Fund, Inc. as of December 31, 1997, and the related statements of operations, statements of changes in net assets and financial highlights for the period May 1, 1997 (commencement of operations) to December 31, 1997 for the PBHG Growth II and PBHG Technology & Communications Portfolios, September 28, 1997 (commencement of operations) to December 31, 1997 for the PBHG Select 20 Portfolio, and October 29, 1997 (commencement of operations) to December 31, 1997 for the PBHG Large Cap Value and PBHG Small Cap Value Portfolios. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PBHG Growth II, PBHG Large Cap Value, PBHG Small Cap Value, PBHG Technology & Communications and PBHG Select 20 Portfolios of PBHG Insurance Series Fund, Inc. as of December 31, 1997, and the results of their operations, changes in their net assets and their financial highlights for period May 1, 1997 (commencement of operations) to December 31, 1997 for the PBHG Growth II and PBHG Technology & Communications Portfolios, September 28, 1997 (commencement of operations) to December 31, 1997 for the PBHG Select 20 Portfolio, and October 29, 1997 (commencement of operations) to December 31, 1997 for the PBHG Large Cap Value and PBHG Small Cap Value Portfolios in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 28, 1998

                        PBHG INSURANCE SERIES FUND, INC.


       Investment Adviser:                             Distributor:
Pilgrim Baxter & Associates, Ltd.            SEI Investments Distribution Co.